Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2022 Financial Results

OAKS, Pa., Jan. 25, 2023 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth-quarter 2022. Diluted earnings per share were $0.83 in fourth-quarter 2022 compared to $1.03 in fourth-quarter 2021.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2022	2021	%	2022	2021	%

Revenues	$456,590	$501,650	(9)%	$1,991,037	$1,918,309	4%
Net income	112,224	145,300	(23)%	475,467	546,593	(13)%
Diluted earnings per share	$0.83	$1.03	(19)%	$3.46	$3.81	(9)%

“2022 was a year of evolution for SEI. As we reposition our company's future, we've made—and continue to make—the changes we believe are necessary to execute against our strategy to drive growth. As we look at the year ahead, we will work to grow our revenue, improve the overall efficiency and scale of our business, and invest wisely in our future. I’m excited for what lies ahead as we deliver increased value for our employees, clients, and shareholders,” said CEO Ryan Hicke.
“Our financial results for 2022 reflect our focus on growth through new client signings, important recontracts, and successful delivery of our solutions to our markets. Numerous economic factors continue to create change in our industry and challenges for our markets. We believe this environment presents growth opportunities, and we remain committed to our vision for SEI’s future.”

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2022	2021	%	2022	2021	%
Private Banks:
Revenues	$115,233	$129,268	(11)%	$575,625	$493,570	17%
Expenses	113,533	117,739	(4)%	473,209	462,796	2%
Operating Profit	1,700	11,529	(85)%	102,416	30,774	233%
Operating Margin	1%	9%		18%	6%

Investment Advisors:
Revenues	105,777	125,491	(16)%	447,766	482,949	(7)%
Expenses	62,605	64,067	(2)%	251,650	240,334	5%
Operating Profit	43,172	61,424	(30)%	196,116	242,615	(19)%
Operating Margin	41%	49%		44%	50%

Institutional Investors:
Revenues	74,771	87,848	(15)%	323,353	343,805	(6)%
Expenses	40,820	45,374	(10)%	172,252	168,070	2%
Operating Profit	33,951	42,474	(20)%	151,101	175,735	(14)%
Operating Margin	45%	48%		47%	51%

Investment Managers:
Revenues	156,076	154,518	1%	624,918	581,157	8%
Expenses	104,330	91,046	15%	404,850	348,655	16%
Operating Profit	51,746	63,472	(18)%	220,068	232,502	(5)%
Operating Margin	33%	41%		35%	40%

Investments in New Businesses:
Revenues	4,733	4,525	5%	19,375	16,828	15%
Expenses	10,450	13,364	(22)%	45,159	53,219	(15)%
Operating Loss	(5,717)	(8,839)	NM	(25,784)	(36,391)	NM

Totals:
Revenues	$456,590	$501,650	(9)%	$1,991,037	$1,918,309	4%
Expenses	331,738	331,590	—%	1,347,120	1,273,074	6%
Corporate Overhead Expenses	30,804	26,662	16%	168,164	91,854	83%
Income from Operations	$94,048	$143,398	(34)%	$475,753	$553,381	(14)%

Fourth-Quarter Business Highlights:
•Revenues from Assets under management, administration, and distribution fees declined primarily from lower assets under management from the significant market depreciation during 2022 which negatively impacted our asset-based fee revenues.
•Revenues from Information processing and software servicing fees decreased primarily from an adjustment during the quarter to revenue for a client that reduced their business processed with the Company through divestment.
•Average assets under management in equity and fixed income programs, excluding LSV, decreased $36.9 billion, or 19%, to $162.4 billion in the fourth-quarter 2022, as compared to $199.3 billion during the fourth-quarter 2021 (see attached Average Asset Balances schedules for further details).
•Average assets under administration decreased $94.4 billion, or 11%, to $789.9 billion in the fourth-quarter 2022, as compared to $884.3 billion during the fourth-quarter 2021 (see attached Average Asset Balances schedules for further details).
•Net sales events in the Private Banks and Investment Managers segments during fourth-quarter 2022 were $25.0 million and are expected to generate net annualized recurring revenues of approximately $15.1 million when contract values are completely realized. For the year ended 2022, net sales events in the Private Banks and Investment Managers segments were $72.5 million and are expected to generate net annualized recurring revenues of approximately $51.1 million when contract values are completely realized.
•During the fourth-quarter 2022, the Private Banks and Investment Managers segments recontracted a combined $108.1 million in recurring revenue. One of the recontracts in the Private Banks segment, while successful in extending the relationship, resulted in a reduction in contracted annual recurring revenue of approximately $8.3 million. This reduction is not included in the net sales events in the Private banks segment for the fourth-quarter or the year ended 2022.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during fourth-quarter 2022 were negative $4.7 million. For the year ended 2022, net sales events were negative $4.9 million primarily due to the previously announced loss of a significant client of the Investment Advisors segment. Without this loss, net sales events were essentially flat.
•Operational expenses increased due to higher personnel costs from business growth, competitive labor markets, and the impact of inflation on wages and services. Operational expenses also increased due to personnel costs and investments in compliance infrastructure to meet new regulatory requirements. The increase was substantially offset by lower direct costs related to asset management revenues and lower amortization expense.
•Earnings from LSV decreased to $31.7 million in the fourth-quarter 2022 as compared to $34.2 million in the fourth-quarter 2021 due to net negative cash flows from existing clients, market depreciation and client losses. The decline in earnings was partially offset by higher performance fees earned by LSV.
•We capitalized $6.2 million of software development costs in fourth-quarter 2022 for continued enhancements to SWP. Amortization expense related to SWP was $5.9 million in fourth-quarter 2022 as compared to $11.9 million in fourth-quarter 2021. The decline in amortization expense was due to the amortization period of the initial development costs related to SWP which ended in second-quarter 2022.
•We also capitalized $4.3 million of software development costs in fourth-quarter 2022 for enhancements to an existing platform for the Investment Managers segment.

•We recognized other income of $3.4 million in fourth-quarter 2022 related to insurance recoveries for weather-related damage to our corporate headquarters.
•Effective tax rates were 18.1% in fourth-quarter 2022 and 18.3% in fourth-quarter 2021.
•We repurchased 1.3 million shares of our common stock for $79.6 million during the fourth-quarter 2022 at an average price of $59.36 per share.
•Cash flow from operations was $137.6 million, or $1.01 per share, and free cash flow was $120.3 million during the fourth-quarter 2022.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on Jan. 25, 2023. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 9166923.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to solve problems, manage change, and help protect assets—for growth today and in the future. As of Dec. 31, 2022, SEI manages, advises, or administers approximately $1.2 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the degree to which market conditions and trends create growth opportunities for us,
•our strategic focus, and
•whether we will:
•make the necessary changes to execute against our strategy to drive growth,
•invest wisely in our future, or
•deliver increased value for our employees, clients, and shareholders.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•whether we will increase our revenue over time from those clients to which we have granted price concessions,
•whether we will expand any of our relationships with any of our clients,
•the negative consequences for us, if any, with respect to those of our clients that are involved in M&A activity,
•the degree to which outsourcing activity will grow and our ability to take advantage of this trend, if any,
•the strength of activity in our Investment Advisors segment,
•the expense trends in any of our market segments,
•whether we will generate positive sales momentum,
•the extent, scope and strategies of our expense management,
•our strategies for managing,
•the success, if any, that we may have in our Investment Managers market segment,
•our strategy for the unbundling of our investment options and the value our clients may see in this strategy,
•the growth opportunities for our Institutional Investors market segment,
•the degree to which our Private Banks market segment is positioned for growth,
•the drivers of expense growth,
•our priorities of right sizing our expenses to business growth opportunities and allocating spending to areas of accelerated growth,
•the timing of client deconversions and the effect of these deconversions on our revenue,
•the value of our backlog and the strength of our pipelines,
•whether we will see revenue growth within many of our top clients,
•the timing and success of client migrations, implementations and conversions,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•our ability to align our talent and solutions capabilities with our go-to-market strategy and the degree to which such alignment will enable us to capitalize on opportunities,
•whether our investments will create growth opportunities,
•the margins that our businesses may generate and the degree to which our reported margins will decline, increase or normalize,
•the degree to which one-time and transaction-based revenues during the quarter will be repeated,
•how we will manage our expenses,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•our commitment to driving greater topline revenue growth and the success of such commitment,

•the timing of when new clients will be on-boarded directly to new technology platforms and when our entire existing client base will be live on such platforms,
•whether we will be able to drive cross-selling opportunities,
•whether we will focus on maintaining and accelerating growth in existing businesses, expanding our focus on new growth engines, or reinvigorating our culture and talent strategies across the company,
•the organic and inorganic opportunities that will drive our growth, and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2021, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2022	2021	2022	2021

Asset management, admin. and distribution fees	$365,239	$403,565	$1,514,063	$1,547,016
Information processing and software servicing fees	91,351	98,085	476,974	371,293

Total revenues	456,590	501,650	1,991,037	1,918,309

Subadvisory, distribution and other asset mgmt. costs	46,247	56,458	196,732	218,068
Software royalties and other information processing costs	7,143	7,198	29,006	27,759
Compensation, benefits and other personnel	174,497	155,309	720,029	584,497
Stock-based compensation	8,064	10,278	39,403	41,451
Consulting, outsourcing and professional fees	57,693	57,543	242,013	223,200
Data processing and computer related	32,151	27,814	125,171	107,560
Facilities, supplies and other costs	17,529	19,909	74,993	69,760
Amortization	10,503	15,403	54,280	59,152
Depreciation	8,715	8,340	33,657	33,481

Total expenses	362,542	358,252	1,515,284	1,364,928

Income from operations	94,048	143,398	475,753	553,381

Net gain (loss) on investments	1,437	(500)	(3,078)	(366)
Interest and dividend income	6,645	934	13,308	3,649
Interest expense	(145)	(209)	(749)	(563)
Other income	3,379	—	3,379	—
Equity in earnings of unconsolidated affiliate	31,741	34,152	120,667	137,572

Income before income taxes	137,105	177,775	609,280	693,673

Income taxes	24,881	32,475	133,813	147,080

Net income	$112,224	$145,300	$475,467	$546,593

Basic earnings per common share	$0.83	$1.04	$3.49	$3.87

Shares used to calculate basic earnings per share	134,714	139,080	136,071	141,216

Diluted earnings per common share	$0.83	$1.03	$3.46	$3.81

Shares used to calculate diluted earnings per share	135,818	141,305	137,423	143,312

Dividends declared per common share	$0.43	$0.40	$0.83	$0.77

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2022	2021
Assets
Current Assets:
Cash and cash equivalents	$853,008	$831,407
Restricted cash	351	351
Receivables from investment products	62,014	59,036
Receivables, net of allowance for doubtful accounts of $901 and $1,602	457,084	441,609
Securities owned	32,148	28,267
Other current assets	48,703	43,559
Total Current Assets	1,453,308	1,404,229

Property and Equipment, net of accumulated depreciation of $440,861 and $409,248	181,029	178,869
Operating Lease Right-of-Use Assets	24,992	33,614
Capitalized Software, net of accumulated amortization of $586,744 and $545,307	237,302	243,446
Available for Sale and Equity Securities	128,201	129,541
Investments in Affiliated Funds, at fair value	6,366	6,916
Investment in Unconsolidated Affiliate	104,673	107,918
Goodwill	115,599	117,232
Intangible Assets, net of accumulated amortization of $30,261 and $17,716	55,532	68,782
Deferred Contract Costs	37,928	36,236
Deferred Income Taxes	4,936	2,983
Other Assets, net	33,687	24,936
Total Assets	$2,383,553	$2,354,702

Liabilities and Equity
Current Liabilities:
Accounts payable	$13,283	$10,312
Accrued liabilities	359,363	324,382
Current portion of long-term operating lease liabilities	10,344	11,328
Deferred revenue	14,893	9,721
Total Current Liabilities	397,883	355,743

Borrowings Under Revolving Credit Facility	—	40,000
Long-term Income Taxes Payable	803	803
Deferred Income Taxes	—	48,876
Long-term Operating Lease Liabilities	18,786	27,639
Other Long-term Liabilities	12,257	20,878
Total Liabilities	429,729	493,939

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 134,162 and 138,449 shares issued and outstanding	1,342	1,384
Capital in excess of par value	1,307,162	1,246,608
Retained earnings	694,287	632,614
Accumulated other comprehensive loss, net	(48,967)	(19,843)
Total Shareholders' Equity	1,953,824	1,860,763
Total Liabilities and Shareholders' Equity	$2,383,553	$2,354,702

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2021	2022	2022	2022	2022
Private Banks:
Equity and fixed-income programs	$26,281	$25,335	$22,277	$20,131	$22,377
Collective trust fund programs	6	7	7	7	7
Liquidity funds	4,724	4,225	3,666	3,778	3,201
Total assets under management	$31,011	$29,567	$25,950	$23,916	$25,585
Client assets under administration	4,481	4,449	3,923	4,161	4,151
Total assets	$35,492	$34,016	$29,873	$28,077	$29,736

Investment Advisors:
Equity and fixed-income programs	$81,686	$77,614	$65,783	$62,579	$66,240
Liquidity funds	4,317	4,610	8,292	5,200	5,436
Total Platform assets under management	$86,003	$82,224	$74,075	$67,779	$71,676
Platform-only assets	14,564	14,151	12,642	12,609	13,931
Total Platform assets	$100,567	$96,375	$86,717	$80,388	$85,607

Institutional Investors:
Equity and fixed-income programs	$91,719	$87,358	$75,506	$69,621	$73,178
Collective trust fund programs	5	6	5	6	5
Liquidity funds	2,118	2,150	1,654	1,640	1,557
Total assets under management	$93,842	$89,514	$77,165	$71,267	$74,740
Client assets under advisement	4,857	4,778	4,218	4,204	4,314
Total assets	$98,699	$94,292	$81,383	$75,471	$79,054

Investment Managers:
Collective trust fund programs (A)	$92,549	$85,411	$142,035	$137,538	$141,285
Liquidity funds	423	284	271	248	199
Total assets under management	$92,972	$85,695	$142,306	$137,786	$141,484
Client assets under administration	907,377	895,181	885,096	781,246	810,491
Total assets	$1,000,349	$980,876	$1,027,402	$919,032	$951,975

Investments in New Businesses:
Equity and fixed-income programs	$2,096	$2,057	$1,903	$1,813	$1,912
Liquidity funds	240	305	242	221	215
Total assets under management	$2,336	$2,362	$2,145	$2,034	$2,127
Client assets under administration	1,410	1,401	1,076	1,026	1,077
Total assets	$3,746	$3,763	$3,221	$3,060	$3,204

LSV Asset Management:
Equity and fixed-income programs (B)	$98,984	$95,962	$81,940	$75,380	$83,753

Total:
Equity and fixed-income programs (C)	$300,766	$288,326	$247,409	$229,524	$247,460
Collective trust fund programs	92,560	85,424	142,047	137,551	141,297
Liquidity funds	11,822	11,574	14,125	11,087	10,608
Total assets under management	$405,148	$385,324	$403,581	$378,162	$399,365
Client assets under advisement	6,267	6,179	5,294	5,230	5,391
Client assets under administration (D)	911,858	899,630	889,019	785,407	814,642
Platform-only assets	14,564	14,151	12,642	12,609	13,931
Total assets	$1,337,837	$1,305,284	$1,310,536	$1,181,408	$1,233,329
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $2.1 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of December 31, 2022).
(C)Equity and fixed-income programs include $6.4 billion of assets invested in various asset allocation funds (as of December 31, 2022).
(D)    In addition to the assets presented, SEI also administers an additional $12.5 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of December 31, 2022).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2021	2022	2022	2022	2022
Private Banks:
Equity and fixed-income programs	$25,999	$25,637	$23,713	$22,115	$21,839
Collective trust fund programs	6	6	7	7	7
Liquidity funds	4,452	4,403	3,795	3,742	3,395
Total assets under management	$30,457	$30,046	$27,515	$25,864	$25,241
Client assets under administration	4,607	4,500	4,163	4,026	4,126
Total assets	$35,064	$34,546	$31,678	$29,890	$29,367

Investment Advisors:
Equity and fixed-income programs	$80,703	$77,576	$70,436	$67,464	$66,100
Liquidity funds	3,644	5,151	7,070	5,380	5,127
Total Platform assets under management	$84,347	$82,727	$77,506	$72,844	$71,227
Platform-only assets	14,341	13,978	13,142	13,271	13,905
Total Platform assets	$98,688	$96,705	$90,648	$86,115	$85,132

Institutional Investors:
Equity and fixed-income programs	$90,557	$89,250	$80,971	$74,859	$72,581
Collective trust fund programs	5	5	5	6	5
Liquidity funds	2,391	2,223	2,097	1,717	1,719
Total assets under management	$92,953	$91,478	$83,073	$76,582	$74,305
Client assets under advisement	4,812	4,889	3,987	4,194	4,251
Total assets	$97,765	$96,367	$87,060	$80,776	$78,556

Investment Managers:
Collective trust fund programs (A)	$90,457	$86,633	$131,435	$143,817	$140,494
Liquidity funds	491	432	285	250	275
Total assets under management	$90,948	$87,065	$131,720	$144,067	$140,769
Client assets under administration	879,718	888,854	893,361	782,559	785,813
Total assets	$970,666	$975,919	$1,025,081	$926,626	$926,582

Investments in New Businesses:
Equity and fixed-income programs	$2,053	$2,025	$2,016	$1,939	$1,890
Liquidity funds	197	286	262	231	208
Total assets under management	$2,250	$2,311	$2,278	$2,170	$2,098
Client assets under advisement	1,423	1,397	1,165	1,126	1,075
Total assets	$3,673	$3,708	$3,443	$3,296	$3,173

LSV Asset Management:
Equity and fixed-income programs (B)	$97,381	$96,449	$87,818	$81,241	$83,370

Total:
Equity and fixed-income programs (C)	$296,693	$290,937	$264,954	$247,618	$245,780
Collective trust fund programs	90,468	86,644	131,447	143,830	140,506
Liquidity funds	11,175	12,495	13,509	11,320	10,724
Total assets under management	$398,336	$390,076	$409,910	$402,768	$397,010
Client assets under advisement	6,235	6,286	5,152	5,320	5,326
Client assets under administration (D)	884,325	893,354	897,524	786,585	789,939
Platform-only assets	14,341	13,978	13,142	13,271	13,905
Total assets	$1,303,237	$1,303,694	$1,325,728	$1,207,944	$1,206,180
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during fourth-quarter 2022 include $1.9 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.3 billion of average assets invested in various asset allocation funds during fourth-quarter 2022.
(D)    In addition to the assets presented, SEI also administers an additional $12.5 billion of average assets in Funds of Funds assets during fourth-quarter 2022 on which SEI does not earn an administration fee.